Exhibit 99.1

MTBC, Inc. Announces CEO Succession

President to Assume CEO Role; CEO to Assume Chief Strategy Officer Role, Leading M&A

SOMERSET, N.J., March 24, 2021 (GLOBE NEWSWIRE) – MTBC, Inc. (the “Company” or “MTBC”) (Nasdaq: MTBC) (Nasdaq: MTBCP), a leading provider of proprietary, cloud-based healthcare IT solutions and services, today announced that the Board of Directors has appointed MTBC’s President, A. Hadi Chaudhry, to succeed Stephen Snyder as Chief Executive Officer (“CEO”), effective March 29, 2021. Snyder, an attorney by background, will serve as Chief Strategy Officer and continue to serve as a Director, and pursued this change to enable him to devote a portion of his personal time to pro bono legal work, while continuing to lead the Company’s M&A growth and strategy.

“Leading alongside my colleagues over the past 10 years as President and then CEO has been the privilege of a lifetime and I couldn’t be more thankful to Mahmud, our visionary Founder and Executive Chairman, our Board, team members, customers, and shareholders for the opportunity to be part of MTBC’s amazing journey,” said Snyder. “Since 2013, the year before our IPO, we’ve grown our revenues ten-fold and have become one of the leading providers of proprietary, cloud-based healthcare IT solutions in the U.S. – and I am convinced that our best days are still to come.”

“For years, I have had the privilege of working closely with Hadi and he has been an indispensable partner to me and our broader team as we have all focused on growing the Company,” said Snyder. “Hadi is an exceptional leader who has been instrumental in our growth over the last decade and a half, and I enthusiastically support his promotion to CEO. I am convinced he will lead the Company to new heights.”

MTBC, Inc. went public in 2014, serving 1,030 healthcare providers. From 2013 to 2020 the Company has grown both its revenues and its adjusted EBITDA by more than 900%. Today, more than 40,000 healthcare providers leverage its cloud-based solutions to deliver care to tens of millions of patients across the United States. 2020 was a record-breaking year that included 68% year-over-year revenue growth, more than 100% growth in its bookings, greater than 200% growth in its healthcare provider customer base, the closing of its 25th and 26th acquisition, and record adjusted EBITDA.

“I am very excited and thankful for the opportunity to serve as CEO, building on the accomplishments and growth under Stephen’s strong leadership” said Chaudhry. “It is a privilege to succeed Stephen as CEO of MTBC. I am honored to continue representing our exceptional family of companies to the next level of success, and to continue to work alongside Stephen toward the Company’s continued growth. We more than doubled our revenue over the last two years and we aspire to again double our revenue over the next two years. We have an incredible team that is ready to develop new opportunities, and create value for our clients through innovative solutions.”

Chaudhry joined MTBC in 2002 and has served in various leadership capacities, including General Manager, Chief Information Officer and Vice President of Global Operations, prior to being appointed President in 2018. Chaudhry was also appointed a Director of the Company in 2019. His roles have involved senior leadership at MTBC’s international and U.S. operations. As CEO and President, Chaudhry will report to the Board of Directors.

Snyder joined MTBC in 2005 and served in various capacities including General Counsel, Chief Operating Officer and President, prior to his appointment as Chief Executive Officer. Beginning March 29, 2021, Snyder will continue to serve on the Board and as the Company’s Chief Strategy Officer, reporting to the Executive Chairman, and focused on corporate strategy, including further acceleration of the Company’s acquisitive growth.

About MTBC

MTBC, which recently announced its planned name change to CareCloud, Inc., is a healthcare information technology company that provides a full suite of proprietary cloud-based solutions, together with related business services, to healthcare providers and hospitals throughout the United States. Our Software-as-a-Service (or SaaS) platform includes revenue cycle management (RCM), practice management (PM), electronic health record (EHR), business intelligence, telehealth and patient experience management (PXM) solutions for high-performance medical groups. MTBC helps clients increase financial and operational performance, streamline clinical workflows and make better business and clinical decisions, allowing them to improve patient care while reducing administrative burdens and operating costs. MTBC’s common stock trades on the Nasdaq Global Market under the ticker symbol “MTBC,” and its Series A Preferred Stock trades on the Nasdaq Global Market under the ticker symbol “MTBCP.”

For additional information, please visit our website at www.mtbc.com. To view MTBC’s latest investor presentation, read press releases, and listen to interviews with management, please visit ir.mtbc.com.

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Forward Looking Statements

This press release contains various forward-looking statements within the meaning of the federal securities laws. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “aspires,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this press release include, without limitation, statements reflecting management’s expectations for future financial performance and operating expenditures, expected growth, profitability and business outlook, the impact of the Covid-19 pandemic on our financial performance and business activities, and the expected results from the integration of our acquisitions.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all of the risks and uncertainties that could have an impact on the forward-looking statements, including without limitation, risks and uncertainties relating to the Company’s ability to manage growth, migrate newly acquired customers and retain new and existing customers, maintain cost-effective global operations, increase operational efficiency and reduce operating costs, predict and properly adjust to changes in reimbursement and other industry regulations and trends, retain the services of key personnel, and other important risks and uncertainties referenced and discussed under the heading titled “Risk Factors” in the Company’s filings with the Securities and Exchange Commission. In addition, there is uncertainty about the spread of the Covid-19 virus and the impact it may have on the Company’s operations, the demand for the Company’s services, and economic activity in general.

The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

SOURCE MTBC

Company Contact:

Bill Korn

Chief Financial Officer

MTBC, Inc.

bkorn@mtbc.com

Investor Contact:

Matt Kreps

Managing Director

Darrow Associates Investor Relations

mkreps@darrowir.com

Media Inquiries:

Mike Cuesta

Chief Marketing Officer

MTBC, Inc.

mcuesta@mtbc.com